UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2010

SBARRO, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

333-142081	11-2501939
(Commission File Number)	(IRS Employer Identification No.)

401 Broad Hollow Road, Melville, New York	11747-4714
(Address of Principal Executive Offices)	(Zip Code)

(631) 715-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 25, 2010, Sbarro, Inc. (the “Company”) modified its employment arrangement with Carolyn M. Spatafora, Chief Financial Officer of the Company and its parent, MidOcean SBR Holdings, LLC. The Company increased Ms. Spatafora’s annual base salary from $220,000 to $300,000 and granted her additional shares in the equity sharing plan currently in effect for senior executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 27, 2010.

SBARRO, INC.

/S/ STUART STEINBERG
By:	Stuart Steinberg
Its:	General Counsel and Secretary